Exhibit 99.3

American Public Education, Inc. (NASDAQ: APEI) is a leading education services provider founded to prepare adult learners for service and leadership in a diverse global economy. The Company offers respected, innovative and affordable educational programs and services to students, universities and partner organizations through wholly owned subsidiaries: American Public University System (APUS) and Hondros College, Nursing Programs. These institutions serve approximately 112,600 adult learners worldwide and offer more than 100 degree programs in fields ranging from homeland security, military studies, intelligence, and criminal justice to technology, business administration, public health, nursing and liberal arts. American Public University System is accredited by the Higher Learning Commission (HLC) and a member of the North Central Association of Colleges and Schools (www.ncahlc.org, 312-263-0456). Hondros College, Nursing Programs is accredited by the Accrediting Council for Independent Colleges and Schools (ACICS), 750 First Street, NE Suite 980, Washington, DC 20002 (www.acics.org, 202-336-6780). HLC and ACICS are accrediting agencies recognized by the U.S. Department of Education and the Council for Higher Education Accreditation. TICKER: APEI EXCHANGE: NASDAQNOTE: Past performance is not indicative of future results. Additional information, including important details about risk factors, can be found in the company’s filings with the U.S. Securities and Exchange Commission, www.sec.gov.FACT SHEET: September 30, 2014Contact Chris Symanoskie Vice President, Investor Relations 703-334-3880 or csymanoskie@apus.edu APEI STRATEGY Our strategy builds on the core strengths of quality, affordability and innovation, which have helped establish our reputation for leadership and innovation. Moving forward, our plan is to continue expanding our presence in military, public service and civilian communities primarily through building relationships and referrals. As the higher education landscape changes, we will promote the success of our students through technological innovation, expand our program offerings, especially in high-demand fields, and we will actively pursue promising new frontiers in education through strategic partnerships, investments and acquisitions. $148,998 $23,943 $29,868 $40,757 $42,323 $42,034 $198,174 $260,377 $313,516 $329,479 REVENUESNET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0 $50,000 $40,000 $30,000 $20,000 $10,000 $0 $115,753 $141,839 $198,891 $237,603 $271,656 $36,756 $47,078 $70,438 $52,838 $59,414 TOTAL ASSETSNET CASH PROVIDED BY OPERATING ACTIVITIES 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0$80,000 $60,000 $40,000 $20,000 $0

AMERICAN PUBLIC UNIVERSITY SYSTEM An online institution of higher learning serving the needs of military, public service and civilian communities through American Military University (AMU) and American Public University (APU). ENROLLMENT AND REGISTRATIONS For the three months ended September 30, 2014 2013 % Change Net Course Registrations by New Students 19,700 22,100 -11%Net Course Registrations 100,200 105,200 -5%For the nine months ended September 30, 2014 2013 % Change Net Course Registrations by New Students 54,100 59,000 -8%Net Course Registrations 302,100 314,300 -4%Net course registrations represent the aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. TUITION Combined tuition, fees, and books are roughly 20% less for undergraduate, and 40% less for graduate students than the average in-state rates at a public university.1Avg. Age of Students: 32 years Avg. Undergraduate Class Size: 18 students Gender Ratio: 63% male/37% female Avg. Courses Per Year: 3 Military/4 Civilian Faculty: 420 Full-Time/1,850 Adjunct Staff: 970 Full-Time/21 Part-Time AT-A-GLANCE AS OF SEPTEMBER 30, 2014REGISTRATIONS BY PRIMARY FUNDING SOURCE For the nine months ended September 30, 2014 Federal Student Aid (Title IV) Department of Defense Tuition Assistance (TA) Veteran’s Benefits (VA) Cash & Other Sources35%35%18%12%AMU & APU GRADUATES47,000+ Alumni45%+ of APUS undergraduate alumni return for second degree245%+ of APUS students referred by others Enrollment by degree level Associates Bachelors Masters23%60%17%Enrollment by school Business Public Service & Health Arts & Humanities Security & Global Studies Science, Technology, Engineering & Math Education 26%25%18%13%5%13%1. For additional details, visit www.amu.apus.edu/tuition-and-finance/tuition-and-fees/2. Represents returning undergraduate students from 2012 conferrals.3.  Hondros College, Nursing Programs was acquired by APEI, effective November 1, 2013.HONDROS COLLEGE OF NURSING3Serving the needs of nurses and the healthcare community through campus locations in Cincinnati, Dayton, Columbus and Cleveland, Ohio. ENROLLMENTAs of September 30, 2014 2013 % Change New Student Enrollment 424 401 6%Total Student Enrollment 1,310 1,210 8%Student enrollment represents the number of students enrolled in one or more courses after the date by which they may drop the course without financial penalty. Avg. Age of Students: 30 years Gender Ratio: 92% female/8% male Faculty: 100 Full-Time/40 Part-Time Staff: 77 Full-Time/1 Part-Time800+ Alumni AT-A-GLANCE AS OF SEPTEMBER 30, 2014Tuition Per Quarter Credit Hour Licensed Practical Nurse $240 Associate Degree in Nursing $260 Bachelors Science of Nursing $200 Licensed Practical Nurse Associate Degree in Nursing Bachelors Science of Nursing Enrollment by Program50%39%11%Four campus locations in Ohio